                                                                  EXECUTION COPY

                            INDEMNIFICATION AGREEMENT

                                      among

                       FINANCIAL SECURITY ASSURANCE INC.,

                    LONG BEACH ACCEPTANCE RECEIVABLES CORP.,

                          CITIGROUP GLOBAL MARKETS INC.

                                       and

                         GREENWICH CAPITAL MARKETS, INC.

                            Dated as of June 15, 2005

               Long Beach Acceptance Auto Receivables Trust 2005-A

                $47,000,000 3.346% Asset Backed Notes, Class A-1,
               $133,000,000 3.820% Asset Backed Notes, Class A-2,
               $100,000,000 4.080% Asset Backed Notes, Class A-3,
                $70,000,000 4.250% Asset Backed Notes, Class A-4

Section 1.   Definitions...................................................    1

Section 2.   Representations, Warranties and Agreements of Financial
                Security...................................................    3

Section 3.   Representations, Warranties and Agreements of the

EXHIBIT A - Opinion of Associate General Counsel

                            INDEMNIFICATION AGREEMENT

          INDEMNIFICATION AGREEMENT, dated as of June 15, 2005, among FINANCIAL
SECURITY ASSURANCE INC. ("Financial Security"), LONG BEACH ACCEPTANCE
RECEIVABLES CORP. (the "Company"), CITIGROUP GLOBAL MARKETS INC., ("Citigroup")
and GREENWICH CAPITAL MARKETS, INC. ("RBS GC" and, together with Citigroup, the
"Underwriters"):

          Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings provided below:

          "Agreement" means this Indemnification Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Commission" means the Securities and Exchange Commission.

          "Company Party" means any of the Company, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or
"controlling person" (as such term is used in the Securities Act) of any of the foregoing.

          "Federal Securities Laws" means the Securities Act, the Securities
Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company
Act of 1940, the Investment Advisers Act of 1940 and the Public Utility Holding
Company Act of 1935, each as amended from time to time, and the rules and regulations in effect from time to time under such Acts.

          "Financial Security Agreements" means this Agreement, the Spread
Account Agreement and the Insurance Agreement.

          "Financial Security Information" has the meaning provided in Section
2(g) hereof.

          "Financial Security Party" means any of Financial Security, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities
Act) of any of the foregoing.

          "Indemnified Party" means any party entitled to any indemnification pursuant to Section 4 hereof.

          "Indemnifying Party" means any party required to provide
indemnification pursuant to Section 4 hereof.

          "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of June 1, 2005, among Financial Security, the Company and LBAC, and
Long

Beach Acceptance Auto Receivables Trust 2005-A as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "LBAC" means Long Beach Acceptance Corp., a Delaware Corporation.

          "Losses" means (a) any actual out-of-pocket damages incurred by the party entitled to indemnification or contribution hereunder,

          (b) any actual out-of-pocket costs or expenses incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitle such party to be indemnified hereunder (subject to the limitations set forth in Section 5 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), plus (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

          "Offering Document" means the Prospectus, Prospectus Supplement and any other material or documents delivered by the Underwriters or any Underwriter
Party to any Person in connection with the offer or sale of the Securities;
provided, however, the Preliminary Computational Materials dated June 7, 2005, in respect of the Securities shall not be included in this definition of
"Offering Document".

          "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, limited liability company, limited liability partnership or other organization or entity (whether governmental or private).

          "Policy" means the financial guaranty insurance policy delivered by
Financial Security with respect to the Securities.

          "Prospectus" means, collectively, the Prospectus relating to the
Securities dated March 10, 2005, and the Prospectus Supplement.

          "Prospectus Supplement" means the Prospectus Supplement dated June 15,
2005 relating to the Securities.

          "Rating Agencies" has the meaning provided in the last paragraph of
Section 2 hereof.

          "Representative" means Citigroup as representative of the
Underwriters.

          "Securities" means the Long Beach Acceptance Auto Receivables Trust
$47,000,000 3.346% Asset Backed Notes, Class A-1, $133,000,000 3.820% Asset
Backed Notes, Class A-2, $100,000,000 4.080% Asset Backed Notes, Class A-3,

                                        2

$70,000,000 4.250% Asset Backed Notes, Class A-4, each as described in the
Prospectus Supplement and covered by the Policy.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and any rule or regulation in effect from time to time under such
Act.

          "Spread Account Agreement" means the Master Spread Account Agreement, dated as of June 1, 2005 among the Company, the Collateral Agent specified therein, Financial Security and the Trustee specified therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          "Underwriters" means Citigroup and RBS GC.

          "Underwriter Information" has the meaning provided in Section 3(c)
hereof.

          "Underwriter Party" means any of the Underwriters, its respective parent, subsidiaries and affiliates and any shareholder, director, officer, employee, or agent of the "controlling person" (as such item is used in the
Securities Act) of any of the foregoing.

          "Underwriting Agreement" means the Underwriting Agreement dated as of
June 9, 2005 among the Company, LBAC and the Underwriters with respect to the offer and sale of the Securities, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

          Section 2. Representations, Warranties and Agreements of Financial
Security. Financial Security represents, warrants and agrees with the parties hereto as follows:

               (a) Organization, Etc. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of
          New York.

               (b) Authorization, Etc. The Policy and the Financial Security
          Agreements have been duly authorized, executed and delivered by
          Financial Security.

               (c) Validity, Etc. The Policy and the Financial Security
          Agreements constitute valid and binding obligations of Financial
          Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of
          Financial Security and to the application

                                        3

          of general principles of equity and subject, in the case of this
          Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained herein.

               (d) Exemption From Registration. The Policy is exempt from registration under the Securities Act.

               (e) No Conflicts. Neither the execution or delivery by Financial
          Security of the Policy or the Financial Security Agreements, nor the
          performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security nor result in a breach of, or constitute a default under, any material agreement or other instrument to which
          Financial Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial
          Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial
          Security (except that, in the published opinion of the Securities and
          Exchange Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

               (f) Financial Information. The consolidated balance sheets of
          Financial Security as of December 31, 2004 and December 31, 2003 and
          the related consolidated statements of income, changes in
          shareholder's equity and cash flows for the fiscal years then ended, and the interim consolidated balance sheets for Financial Security as of March 31, 2005 and March 31, 2004, and the related statements of income, changes in shareholders equity and cash flows for the interim period then ended, furnished by Financial Security to the Underwriters fairly present in all material respects the financial condition of
          Financial Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied
          (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.

               (g) Financial Security Information. The information in the
          Prospectus Supplement set forth under the caption "THE INSURER" (as revised from time to time in accordance with the provisions hereof, the "Financial Security Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant in connection with the offer and sale of

                                        4

          securities of such registrant registered under the Securities Act.
          Within such limited scope of disclosure, however, as of the date of the Prospectus Supplement and as of the date hereof, the Financial
          Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

               (h) Additional Information. Financial Security will furnish to the Underwriters or the Company, upon request of the Underwriters or the Company, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be)
          which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments). In addition, if the delivery of a Prospectus relating to the Securities is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the
          Securities, the Company or the Underwriters will notify Financial
          Security of such requirement to deliver a Prospectus and Financial
          Security will promptly provide the Underwriters and the Company with any revisions to the Financial Security Information that are in the judgment of Financial Security reasonably necessary to prepare a supplement to the Prospectus.

               (i) Opinion of Counsel. Financial Security will furnish to the
          Underwriters and the Company, on the closing date for the sale of the
          Securities, an opinion of its Assistant General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Company and the Underwriters.

               (j) Consents and Reports of Independent Accountants. Financial
          Security will furnish to the Underwriters and the Company, upon request, as comfort from its independent accountants in respect of its financial condition (i) at the expense of the Person specified in the
          Insurance Agreement, a copy of the Prospectus, including either a manually signed consent or a manually signed report of Financial
          Security's independent accountants and (ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

Nothing in this Agreement shall be construed as a representation or warranty by
Financial Security concerning the rating of its insurance financial strength by
Fitch Ratings, Moody's Investors Service, Inc., Standard & Poor's and Rating and
Investment Information, Inc. or any other rating assigned by a rating agency
(collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take into account

                                        5

facts and assumptions not described in the Prospectus and the facts and assumptions which are considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

          Section 3. Representations, Warranties and Agreements of the
Underwriters. Each of the Underwriters represents, warrants and agrees with the parties hereto as follows:

               (a) Compliance With Laws. Such Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Securities and make such offers and sales in the manner provided in any Offering Document.

               (b) Offering Document. Such Underwriter will not use, or
          distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Securities unless such
          Offering Document includes such information as has been furnished by
          Financial Security for inclusion therein and the information therein concerning Financial Security has been approved by Financial Security in writing. Financial Security hereby consents to the information in respect of Financial Security included in the Prospectus Supplement.
          Each Offering Document will include the following statement:

     "The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law".

     Each Offering Document including financial information (other than financial information included in the Financial Security Information) with respect to Financial Security prepared in accordance with generally accepted accounting principles will include the following statement immediately preceding such financial information:

     "The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders.
     No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations."

               (c) Underwriter Information. With respect to any Underwriter, all material provided by such Underwriter for inclusion in any Offering
          Document (as revised from time to time and certified by such
          Underwriter in writing to constitute Underwriter Information, the
          "Underwriter Information"), insofar as such information relates to such Underwriter, is true and correct in all material respects. In respect of the Prospectus

                                        6

          Supplement, the Underwriter Information with respect to such
          Underwriter is limited to the information relating to such Underwriter set forth (i) in the body of the Prospectus Supplement under the caption "Underwriting" the first, second and last paragraph and (ii)
          any other information certified in writing by such Underwriter to be
          Underwriter Information.

          Section 4. Indemnification.

               (a) Financial Security agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Company Party and each Underwriter Party against (i) any and all
          Losses incurred by them with respect to the offer and sale of the
          Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and (ii) any and all Losses to which any Company Party or
          Underwriter Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated
          therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

               (b) Each of the Underwriters agrees, severally and not jointly, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Financial Security Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from such Underwriter's breach of any of its representations, warranties or agreements set forth in Section 3 hereof and (ii) any and all Losses to which any
          Financial Security Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated
          therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Underwriter Information with respect to such Underwriter included therein.

               (c) Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the
          Indemnified Party to the Indemnifying Party of the Losses incurred.

                                        7

          Section 5. Indemnification Procedures. Except as provided below in
Section 6 with respect to contribution, the indemnification provided herein by an Indemnifying Party shall be the exclusive remedy of any and all Indemnified
Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified
Party to be indemnified under this Agreement, such party shall give the
Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying
Party shall be entitled to participate in and, upon notice to the Indemnified
Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The
Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the
Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the
Indemnifying Party has agreed to pay such fees and expenses, (ii) the
Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding
(including any impleaded parties) include both the Indemnified Party and the
Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and
(B) the representation of the Indemnifying Party and the Indemnified Party by
the same counsel would be inappropriate or contrary to prudent practice, in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying
Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all the
Company Parties, one such firm for all Underwriter Parties and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Company in respect of the Company Parties, by the
Representative in respect of the Underwriter Parties and by Financial Security in respect of the Financial Security Parties. The Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying
Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.

                                        8

          Section 6. Contribution.

               (a) To provide for just and equitable contribution if the
          indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the
          Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement on the basis of the relative fault of each of the parties as set forth in Section 6(b)
          below; provided, however, that an Indemnifying Party shall in no event be required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations, warranties or agreements contained in this Agreement.

               (b) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and
          the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

               (c) The parties agree that Financial Security shall be solely responsible for the Financial Security Information, each Underwriter shall be solely responsible for the Underwriter Information with respect to such Underwriter and that the balance of each Offering
          Document shall be the responsibility of LBAC and the Company.

               (d) Notwithstanding anything in this Section 6 to the contrary, no Underwriter shall be required to contribute an amount in excess of the amount by which the total principal balance of the Securities underwritten by such Underwriter exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of any breach by such Underwriter of its representations or warranties contained in Section 3 hereof.

               (e) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (f) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

                                        9

          Section 7. Miscellaneous.

               (a) Notices. All notices and other communications provided for under this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto:

          If to Financial Security:

                    Financial Security Assurance Inc.
                    350 Park Avenue
                    New York, NY 10022 (From and after June 28, 2005, 31 West
                    52nd Street, New York New York 10019)
                    Attention: Senior Vice President--Transaction Oversight
                    Department (with a copy to the Attention of the General
                    Counsel)

                    Re: Long Beach Acceptance Auto Receivables Trust 2005-A
                    Policy No. 51652-N

                    Confirmation: (212) 826-0100
                    Facsimile Nos.: (212) 339-3518, (212) 339-3529 (in each case in which notice or other communication to Financial Security refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or
                    acceptance, then a copy of such notice or other
                    communication should also be sent to the attention of each of the General Counsel and the Head-Financial Guaranty Group
                    and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

          If to the Company:

                    Long Beach Acceptance Receivables Corp.
                    One Mack Centre Drive
                    Paramus, NJ 07652
                    Attention: General Counsel
                    Facsimile No.: (201) 262-6868
                    Confirmation: (201) 262-5222

                                       10

          If to the Citigroup:

                    Citigroup Global Markets Inc.
                    390 Greenwich Street, 6th Floor
                    New York, NY 10013
                    Attention: Asset Backed Finance
                    Facsimile No.: (212) 723-8591
                    Confirm No. (212) 723-9566
                    Phone: (212) 723-9562

          If to the RBS GC:

                    Greenwich Capital Markets, Inc.
                    600 Steamboat Road
                    Greenwich, CT 06830
                    Attention: Asset-Backed Finance
                    Facsimile No: (203) 618-2164
                    Confirm No: (203) 622-5666

               (b) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
          ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR
          RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF
          THE STATE OF NEW YORK.

               (c) Assignments. This Agreement may not be assigned by any party without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

               (d) Amendments. Amendments of this Agreement shall be in writing signed by each party hereto.

               (e) Survival, Etc. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or
          (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of LBAC or the Company under the Underwriting
          Agreement or under the Insurance Agreement.

               (f) Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

                                       11

                     [Remainder of Page Intentionally Blank]

                                       12

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        FINANCIAL SECURITY ASSURANCE INC.

                                        By: /s/ Ravi Gandhi
                                            ------------------------------------
                                            Name: Ravi Gandhi
                                            Title: Director

                                        LONG BEACH ACCEPTANCE RECEIVABLES CORP.

                                        By: /s/ George S. Ginsberg
                                            ------------------------------------
                                            Name: George S. Ginsberg
                                            Title: Executive Vice President

                                        CITIGROUP GLOBAL MARKETS INC.

                                        By: /s/ Jeff Cady
                                            ------------------------------------
                                            Name: Jeff Cady
                                            Title: Vice President

                                        GREENWICH CAPITAL MARKETS, INC.

                                        By: /s/ James T. Raezer
                                            ------------------------------------
                                            Name: James T. Raezer
                                            Title: Managing Director

                                       13

                                    EXHIBIT A

                      OPINION OF ASSOCIATE GENERAL COUNSEL

          Based upon the foregoing, I am of the opinion that:

          1. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

          2. The Policy, the Insurance Agreement and the Indemnification
Agreement been duly authorized, executed and delivered by Financial Security.

          3. The Policy, the Insurance Agreement and the Indemnification
Agreement constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

          4. The Policy is exempt from registration under the Securities Act of
1933, as amended (the "Act").

          5. Neither the execution or delivery by Financial Security of the
Policy or the Insurance Agreement or the Indemnification Agreement, nor the
performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of
Financial Security or, to the best of my knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which Financial
Security is a party or by which it or any of its property is bound or, to the best of my knowledge, violate any judgment, order or decree applicable to
Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that in the published opinion of the Securities and Exchange Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and are therefore unenforceable).

          6. In addition, please be advised that I have reviewed the description of Financial Security under the caption "THE INSURER" in the Prospectus
Supplement dated June 15, 2005, (the "Offering Document") of the Company with respect to the Securities. The information provided in the Offering Document with respect to Financial Security is limited and does not purport to provide the scope of disclosure required to be

                                       14

included in a prospectus with respect to a registrant under the Securities Act of 1933, as amended, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to my attention any information which would cause me to believe that the description of Financial Security referred to above, as of the date of the
Prospectus Supplement or the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion is rendered with respect to any financial statements or other financial information contained or referred to therein).

                                       15